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                            SCHEDULE 14A INFORMATION
                 CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Consent Statement

[ ] Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))

[ ] Definitive Consent Statement

[X] Definitive Additional Materials

[X] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                                AMP INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ALLIEDSIGNAL INC.
                          PMA ACQUISITION CORPORATION
     (NAME OF PERSON(S) FILING CONSENT STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[x] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

    1) Title of each class of securities to which transaction applies:

       .....................................................................

    2) Aggregate number of securities to which transaction applies:

       .....................................................................

    3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       .....................................................................

    4) Proposed maximum aggregate value of transaction:

       .....................................................................

    5) Total fee paid:

       .....................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       .....................................................................

    2) Form, Schedule or Registration Statement No.:

       .....................................................................

    3) Filing Party:

       .....................................................................

    4) Date Filed:

       .....................................................................

================================================================================


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   SECOND SUPPLEMENT TO THE OFFER TO PURCHASE FOR CASH, DATED AUGUST 10, 1998
                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.
                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       20,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                                       AT
                      $44.50 NET PER SHARE OF COMMON STOCK

------------------------------------------------------------------------------
     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND THE PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.
------------------------------------------------------------------------------

                                   IMPORTANT

     BECAUSE THE OFFER, AS AMENDED, CONTEMPLATES THE PURCHASE OF UP TO AN AGGREGATE OF 20,000,000 SHARES (APPROXIMATELY 9.1% OF THE NUMBER OF OUTSTANDING SHARES AS REPORTED IN THE COMPANY 1998 SECOND QUARTER 10-Q), OFFEROR BELIEVES THAT THE AMENDED BUSINESS COMBINATION CONDITION, THE AMENDED CONTROL SHARE CONDITION AND THE AMENDED RIGHTS CONDITION (EACH AS DEFINED IN THE FIRST SUPPLEMENT) WILL BE SATISFIED FOR PURPOSES OF THE OFFER. THE OFFER, AS AMENDED, IS NO LONGER SUBJECT TO THE HSR CONDITION OR THE MINIMUM CONDITION (EACH AS DEFINED IN THE OFFER TO PURCHASE). SEE SECTION 8 OF THE FIRST SUPPLEMENT AND
SECTION 7 OF THIS SECOND SUPPLEMENT.
                            ------------------------
                                   IMPORTANT

     Any shareholder desiring to tender Shares (and, if applicable, Rights) should either (1) complete and sign the revised Letter of Transmittal delivered herewith or one of the Letters of Transmittal previously delivered by Parent and Offeror (or a facsimile thereof) in accordance with the instructions in the Letters of Transmittal, including any required signature guarantees, and mail or deliver one of the Letters of Transmittal (or a facsimile thereof) with the certificates for the tendered Shares and all other required documents to the Depositary or tender Shares pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase (as defined herein), or (2) request the shareholder's broker, dealer, commercial bank, trust company or other nominee to effect the transaction for the shareholder. Shareholders having Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact the broker, dealer, commercial bank, trust company or other nominee if they desire to tender Shares so registered. Shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of a Share.

     TO BE VALID, A TENDER OF SHARES MUST BE ACCOMPANIED BY CERTIFICATES REPRESENTING SHARES OR THE BOOK-ENTRY TRANSFER PROCEDURES MUST BE COMPLIED WITH ON A TIMELY BASIS. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth on the back cover of this Second Supplement. Additional copies of the Offer to Purchase, the First Supplement, the Letters of Transmittal and other related materials may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.
                            ------------------------
                     The Dealer Managers for the Offer are:

LAZARD FRERES & CO. LLC                                     GOLDMAN, SACHS & CO.
------------

SEPTEMBER 21, 1998
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                               TABLE OF CONTENTS

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                                                                                                              PAGE
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
INTRODUCTION...............................................................................................     1
   1. Terms of the Offer; Proration; Expiration Date.......................................................     3
   2. Procedures for Tendering Shares......................................................................     3
   3. Price Range of Common Stock; Dividends...............................................................     4
   4. Source and Amount of Funds...........................................................................     4
   5. Background of the Offer; Contacts with the Company...................................................     5
   6. Purposes of the Offer and the Proposed Merger; Plans for the Company; Certain Considerations.........     5
   7. Conditions of the Offer..............................................................................     5
   8. Certain Legal Matters; Regulatory Approvals; Certain Litigation......................................     6
   Annex 1.................................................................................................   A-1

                                       i
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To: All Holders of Common Stock of AMP Incorporated.

                                  INTRODUCTION

     The following information amends and supplements the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement, dated September 14, 1998 (the 'First Supplement'), of PMA Acquisition Corporation ('Offeror'), a Delaware corporation and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), pursuant to which Offeror is offering to purchase shares of common stock, without par value (the 'Shares'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), including the associated Common Stock Purchase Rights (the 'Rights'), issued pursuant to the Rights Agreement, dated as of October 25, 1989, as amended, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the 'Rights Agreement'). Unless the context otherwise requires, all references to Shares include the associated Rights, and all references to the Rights include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement, including the right to receive any payment due upon redemption of the Rights.

     On September 14, 1998 Parent and Offeror amended the Offer to Purchase to reduce the number of Shares to be purchased to 40,000,000, approximately the maximum number of Shares (based on the number of Shares outstanding as reported in the Company 1998 Second Quarter 10-Q) that Offeror could acquire without becoming an 'Acquiring Person' under the Rights Agreement.

     At a meeting held on September 17, 1998, the Company Board approved Amendment No. 4 to the Rights Agreement which amends the definition of the term 'Acquiring Person' to reduce from 20% to 10% the Share ownership threshold at which a person who has made an unsolicited acquisition proposal may become an Acquiring Person and thereby trigger a number of the provisions of the Rights Agreement. Amendment No. 4 also contains a provision (the 'Shareholder Rights Proposal Nullification Provision') that provides that the Rights Agreement will not be amendable, the Rights will not be redeemable and the Company Board will not be entitled to exercise certain discretionary authority otherwise available or take certain other actions, upon the adoption of a By-law intended to limit the authority of the Company Board and/or confer authority on any person other than the Company Board to take action with respect to the Rights Agreement and the Rights issued thereunder. Parent's Shareholder Rights Proposal, if approved by the Company's shareholders, would adopt such a By-law. Amendment No. 4 does not become effective until September 24, 1998. Once effective, Amendment No. 4 applies to all actions which have occurred on or after September 17, 1998 (the date of the amendment).

     Parent and Offeror believe that the Shareholder Rights Proposal Nullification Provision is illegal and unenforceable and is seeking judicial declaratory relief to this effect. See Section 8 of this Second Supplement.

     In order to avoid triggering the Rights under the Rights Agreement, as amended by the September 17 amendment, Offeror is now offering to purchase up to an aggregate of 20,000,000 Shares at $44.50 per Share, net to the seller in cash, without interest (the 'Offer Price'), upon the terms and subject to the conditions set forth in the Offer to Purchase, as amended by the First Supplement and this Second Supplement, and in the revised Letter of Transmittal (which, as amended from time to time, collectively constitute the 'Offer').

     BECAUSE THE OFFER, AS AMENDED, CONTEMPLATES THE PURCHASE OF UP TO AN AGGREGATE OF 20,000,000 SHARES (APPROXIMATELY 9.1% OF THE NUMBER OF OUTSTANDING SHARES AS REPORTED IN THE COMPANY 1998 SECOND QUARTER 10-Q), OFFEROR BELIEVES THAT THE AMENDED BUSINESS COMBINATION CONDITION, THE AMENDED CONTROL SHARE CONDITION AND THE AMENDED RIGHTS CONDITION WILL BE SATISFIED FOR PURPOSES OF THE OFFER. THE OFFER, AS AMENDED, IS NO LONGER SUBJECT TO THE HSR CONDITION OR THE MINIMUM CONDITION. SEE SECTION 8 OF THE FIRST SUPPLEMENT AND SECTION 7 OF THIS SECOND SUPPLEMENT.

                                       1
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     If Offeror becomes aware that the purchase of 20,000,000 Shares would constitute the purchase of 10% or more of the outstanding Shares or if any other event occurs that would result in Offeror being the beneficial owner of 10% or more of the outstanding Shares, Offeror intends to take that action (if any) it deems appropriate or advisable, including selling Shares (whether 'short' or otherwise) in the market or tendering into any competing tender offer, so that Offeror will not be an 'Acquiring Person' under the Rights Agreement. Similarly, if Offeror becomes aware that the purchase of 20,000,000 Shares would constitute the purchase of 20% or more of the outstanding Shares or if any other event occurs that would result in Offeror being the beneficial owner of 20% or more of the outstanding Shares, Offeror intends to take that action (if any) it deems appropriate or advisable, including selling Shares (whether 'short' or otherwise) in the market or tendering into any competing tender offer, so that Offeror will not trigger the applicability of the Control Share Acquisition Statute, the Business Combination Statute, or Subchapters E or I of Chapter 25 of the Pennsylvania Business Corporation Law (the 'PBCL').

     On September 14, 1998, Parent filed with the Commission a revised preliminary Consent Statement (the 'Amended Consent Solicitation') pursuant to which it is soliciting the consent of holders of Shares to two sets of proposals (the 'Proposals'). The first proposal, the 'Shareholder Rights Proposal,' if approved by the Company's shareholders, would remove from the Company Board all powers with respect to the Rights Agreement and would vest those powers in three individuals, the Rights Agreement Managing Agents. The Rights Agreement Managing Agents will cause the Rights Agreement to be amended in a number of respects, including making it inapplicable (i) to any tender or exchange offer (including the Second Offer, as defined herein) if, as a result of that offer, the offeror and its affiliates would be the beneficial owners of a majority of the outstanding Shares and (ii) to any merger (including the Proposed Merger, as defined herein) if the merger either does not require shareholder approval or is approved by the requisite vote of the Company's shareholders. The Rights Agreement Managing Agents will also cause the Rights Agreement to be amended to make the Rights redeemable and to make other changes to facilitate an acquisition of the Company by any person (including Parent). Parent believes that the Shareholder Rights Proposal Nullification Provision is illegal and unenforceable and is seeking judicial declaratory relief to this effect. See
Section 8 of this Second Supplement. Accordingly, Parent and Offeror intend to continue to solicit consents to the Shareholder Rights Proposal.

     Parent's second set of proposals, the 'Nominee Election Proposals,' if approved by the Company's shareholders, would result in the Nominees becoming a majority of the Company Board. The Nominees, if elected, intend, subject to their fiduciary duties as directors of the Company, to cause the Company to enter into an agreement providing for a merger or similar business combination (a 'Proposed Merger') with Parent providing for payment to the Company's shareholders of $44.50 per Share in cash. The Proposed Merger would be subject to the approval of at least 66 2/3% of the votes cast by all of the shareholders of the Company entitled to vote, unless Parent shall have previously acquired 80% or more of the outstanding Shares pursuant to the Offer and the Second Offer or otherwise. The Nominees also intend to take whatever other actions are appropriate, subject to fulfillment of their fiduciary duties as directors of the Company, to facilitate the Second Offer, including approving the Second Offer and the Proposed Merger under the Business Combination Statute.

     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES OR WRITTEN CONSENTS FROM THE COMPANY'S SHAREHOLDERS. ANY SOLICITATION OF PROXIES OR WRITTEN CONSENTS WHICH PARENT OR OFFEROR MIGHT MAKE WOULD BE MADE ONLY PURSUANT TO SEPARATE PROXY OR CONSENT SOLICITATION MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE 'EXCHANGE ACT').

     FOLLOWING OFFEROR'S ACCEPTANCE FOR PAYMENT OF SHARES IN THE OFFER, OFFEROR INTENDS PROMPTLY TO COMMENCE ANOTHER TENDER OFFER (THE 'SECOND OFFER') TO PURCHASE ALL OUTSTANDING SHARES NOT OWNED BY OFFEROR AT A PRICE OF $44.50 PER SHARE, NET TO THE SELLER IN CASH, WITHOUT INTEREST, UPON ESSENTIALLY THE SAME TERMS AND SUBJECT TO THE SAME CONDITIONS SET FORTH IN THE OFFER TO PURCHASE IN ORDER TO ACQUIRE CONTROL OF, AND THE ENTIRE EQUITY INTEREST IN, THE COMPANY. HOWEVER, DEPENDING ON CIRCUMSTANCES PREVAILING AT THE TIME OF THE SECOND OFFER, INCLUDING THEN PREVAILING INTEREST RATES, STOCK MARKET, FINANCIAL AND OTHER ECONOMIC CONDITIONS AND THE COMPANY'S BUSINESS AND FINANCIAL CONDITION, INCLUDING

                                       2
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
ANY FINANCIAL ENGINEERING UNDERTAKEN BY THE COMPANY, THE PRICE PER SHARE IN THAT OFFER COULD BE HIGHER OR LOWER AND THE OTHER TERMS AND CONDITIONS OF THE SECOND OFFER MAY BE AMENDED. SHARES ACCEPTED FOR PAYMENT UNDER THE OFFER WILL NOT RECEIVE ANY HIGHER PRICE THAT MAY BE AVAILABLE IN THE SECOND OFFER (OR OTHERWISE).

     This Second Supplement should be read in conjunction with the Offer to Purchase as amended and supplemented by the First Supplement. Except as set forth in this Second Supplement and the revised Letter of Transmittal, the terms and conditions previously set forth in the Offer to Purchase as amended and supplemented by the First Supplement and the Letters of Transmittal mailed with the Offer to Purchase and the First Supplement remain applicable in all respects to the Offer. Terms used but not defined in this Second Supplement have the meanings set forth in the original Offer to Purchase as amended and supplemented by the First Supplement.

     Based upon information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (the 'Company 1998 Second Quarter 10-Q'), as of July 27, 1998, 218,601,033 Shares were issued and outstanding. Accordingly, Parent believes that the 20,000,000 Shares for which the Offer is being made should constitute less than 10% of the outstanding Shares, which Offeror believes is less than the number of Shares that Offeror can purchase without becoming an 'Acquiring Person' under the Rights Agreement as amended by the Company on September 17, 1998.

     THE OFFER TO PURCHASE, THE FIRST SUPPLEMENT, THIS SECOND SUPPLEMENT AND THE REVISED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

     1. TERMS OF THE OFFER; PRORATION; EXPIRATION DATE. The discussion set forth in Section 1 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), Offeror will accept for payment and pay for up to an aggregate of 20,000,000 Shares that are validly tendered prior to the Expiration Date (as defined herein) and not properly withdrawn in accordance with Section 4 of the Offer to Purchase. The term 'Expiration Date' means 12:00 Midnight, New York City time, on October 2, 1998 unless and until Offeror, in its sole discretion, shall have extended the period of time during which the Offer is open, in which event the term 'Expiration Date' will mean the latest time and date at which the Offer, as so extended by Offeror, will expire.

     THE OFFER IS CONDITIONED UPON SATISFACTION OF THE CONDITIONS SET FORTH IN
SECTION 8 OF THE FIRST SUPPLEMENT AND SECTION 7 OF THIS SECOND SUPPLEMENT.

     OFFEROR RESERVES THE RIGHT (SUBJECT TO THE APPLICABLE RULES AND REGULATIONS OF THE COMMISSION) TO AMEND OR WAIVE ANY TERMS AND CONDITIONS OF THE OFFER.

     If more than 20,000,000 Shares are validly tendered prior to the Expiration Date and not properly withdrawn, Offeror will, upon the terms and subject to the conditions of the Offer, accept for payment and pay for only 20,000,000 Shares, on a pro rata basis, with adjustments to avoid purchases of fractional Shares, based upon the number of Shares validly tendered prior to the Expiration Date and not properly withdrawn. Because of the difficulty of determining precisely the number of Shares validly tendered and not withdrawn, if proration is required, Offeror would not expect to be able to announce the final results of proration or pay for Shares until at least three days after the Expiration Date. Preliminary results of proration will be announced by press release as promptly as practicable after the Expiration Date. Holders of Shares may obtain such preliminary information from the Information Agent and also may be able to obtain such preliminary information from their brokers.

     2. PROCEDURES FOR TENDERING SHARES. The discussion set forth in Section 3 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     TO BE VALID, A TENDER OF SHARES MUST BE ACCOMPANIED BY CERTIFICATES REPRESENTING SHARES OR THE BOOK-ENTRY TRANSFER PROCEDURES MUST BE COMPLIED WITH ON A TIMELY BASIS. SEE SECTION 3 OF THE OFFER TO

                                       3
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PURCHASE. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES
AFTER SEPTEMBER 14, 1998.

     The revised Letter of Transmittal distributed with this Second Supplement may be used to tender Shares. Tendering shareholders also may continue to use the Letters of Transmittal previously delivered with the Offer to Purchase and the First Supplement to tender Shares. HOWEVER, THE PROVISIONS IN THE LETTER OF TRANSMITTAL DISTRIBUTED WITH THE OFFER TO PURCHASE RELATING TO GUARANTEED DELIVERY WILL NO LONGER BE APPLICABLE TO THE OFFER. By tendering Shares pursuant to the revised Letter of Transmittal or the Letters of Transmittal previously delivered, tendering shareholders will be deemed to represent and warrant to Parent and Offeror that the tender of Shares complies with Rule 14e-4 under the Exchange Act.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.

     By executing the Letter of Transmittal, a tendering shareholder irrevocably appoints designees of Offeror as the shareholder's attorneys-in-fact and proxies, each with full power of substitution, in the manner set forth in the appropriate Letter of Transmittal, to the full extent of the shareholder's right with respect to the Shares (or, if applicable, Rights) tendered by that shareholder and accepted for payment by Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of these Shares on or after August 10, 1998). All powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective upon the acceptance for payment of Shares by Offeror in accordance with the terms of the Offer. Upon acceptance for payment, all prior proxies, other than any consents in favor of proposals set forth in the Consent Solicitation, given by the shareholder with respect to these Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consents executed by the shareholder (and, if given or executed, will not be deemed effective) with respect to these Shares. The designees of Offeror will, with respect to the Shares and other securities or rights, be empowered to exercise all voting and other rights of the shareholder as they, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or by written consent in lieu of any meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for the Shares, Offeror or its designee must be able to exercise full voting and other rights with respect to the Shares and the other securities or rights issued or issuable in respect of the Shares, including the voting of Common Stock at any shareholders meeting (whether annual or special or whether or not adjourned) or written consents in lieu of any meeting or otherwise.

     OFFEROR INTENDS TO VOTE ALL SHARES ACQUIRED IN THE OFFER IN FAVOR OF THE PROPOSALS.

     3. PRICE RANGE OF COMMON STOCK; DIVIDENDS. The discussion set forth in
Section 6 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     On September 18, 1998, the last full trading day before AlliedSignal's public announcement of its intention to amend the Offer, the last reported closing price of the Shares on the NYSE was $40 13/16. SHAREHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE SHARES.

     4. SOURCE AND AMOUNT OF FUNDS. The discussion set forth in Section 10 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     Offeror estimates that the total amount of funds now required to acquire Shares pursuant to the Offer and the Second Offer and to pay all related costs and expenses, will be approximately $10.1 billion, of which approximately $1.0 billion will be required to consummate the Offer and to pay related

                                       4
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costs and expenses. Parent anticipates borrowing up to approximately $1.0 billion by issuing commercial paper and/or engaging in either short, medium and possibly long-term borrowings, or a combination thereof, in the bank, private and public debt market to finance the acquisition of the Shares pursuant to the Offer and to pay the related costs and expenses.

     5. BACKGROUND OF THE OFFER; CONTACTS WITH THE COMPANY. The discussion set forth in Section 11 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     On September 18, 1998, the Company filed with the Commission an amendment to its Solicitation/Recommendation Statement on Schedule 14D-9, which reflected the conclusion of the Company Board that Offeror's offer for 40,000,000 Shares was not in the best interests of the Company and its relevant constituencies and recommended to Company shareholders that they reject that offer.

     According to the Company's September 18, 1998 amendment to its Solicitation/Recommendation Statement on Schedule 14D-9, in response to Offeror's offer for 40,000,000 Shares and to Parent's stated intention to seek shareholder consents to the Shareholder Rights Proposal, the Company Board approved, at a meeting held on September 17, 1998, Amendment No. 4 to the Rights Agreement, previously described.

     Parent and Offeror believe that the Shareholder Rights Proposal Nullification Provision is invalid and unenforceable because it unlawfully interferes with the rights of shareholders to exercise their fundamental voting rights and unlawfully deprives shareholders of their rights under the PBCL and the Company's articles of incorporation to limit the authority of the Company Board. Parent is amending the AlliedSignal Complaint to seek a declaration that the Shareholder Rights Proposal Nullification Provision is invalid and unenforceable. See Section 8 of this Second Supplement.

     6. PURPOSES OF THE OFFER AND THE PROPOSED MERGER; PLANS FOR THE COMPANY; CERTAIN CONSIDERATIONS. The discussion set forth in Section 12 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     The purposes of the Offer are for Parent, through Offeror, to acquire a significant equity interest in the Company as the first step toward a business combination of Parent and the Company and to obtain a significant vote for purposes of the Amended Consent Solicitation. Following Offeror's acceptance for payment of Shares in the Offer, Purchaser intends to commence the Second Offer to acquire control of, and the entire equity interest in, the Company. The Second Offer will be subject to essentially the same terms and conditions set forth in the Offer to Purchase, including the Minimum Condition, the Business Combination Condition, the Control Share Condition and the Rights Condition (each as defined in the Offer to Purchase). However, depending on circumstances prevailing at the time of the Second Offer, including then prevailing interest rates, stock market, financial and other economic conditions and the Company's business and financial condition, including any financial engineering undertaken by the Company, the price per Share in that offer could be higher or lower and the other terms and conditions of the Second Offer may be amended. Shares accepted for payment under the Offer will not receive any higher price that may be available in the Second Offer (or otherwise).

     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES OR WRITTEN CONSENTS FROM THE COMPANY'S SHAREHOLDERS. ANY SOLICITATION OF PROXIES OR WRITTEN CONSENTS WHICH PARENT OR OFFEROR UNDERTAKES WOULD BE MADE ONLY PURSUANT TO SEPARATE PROXY OR CONSENT SOLICITATION MATERIALS IN COMPLIANCE WITH THE REQUIREMENTS OF SECTION 14(a) OF THE EXCHANGE ACT.

     7. CONDITIONS OF THE OFFER. The discussion set forth in Section 14 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     Parent and Purchaser will not assert the condition to the Offer set forth in paragraph (a) of Section 8 of the First Supplement as a result of the filing on August 21, 1998 of the Company Action, but reserve the right to assert that condition with respect to future developments with respect to the Company Action. See Section 9 of the First Supplement.

                                       5
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     Parent and Purchaser do not presently intend to assert the condition to the
Offer set forth in clause (iii) of paragraph (h) of Section 8 of the First Supplement as a result of Amendment No. 4 to the Rights Agreement adopted by the Company on September 17, 1998 but reserve the right to assert that condition if the Shareholder Rights Proposal Nullification Provision is not invalidated or is not otherwise inapplicable to the Shareholder Rights Proposal.

     In addition, Offeror hereby amends Section 8 of the First Supplement to replace all references to 'sole judgment' and 'sole discretion' of Offeror as related to the conditions of the Offer with references to 'reasonable judgment' and 'reasonable discretion' of Offeror and to delete the last paragraph thereof.
Section 8 of the First Supplement, as so amended, is set forth in its entirety as Annex I to this Second Supplement.

     8. CERTAIN LEGAL MATTERS; REGULATORY APPROVALS; CERTAIN LITIGATION. The discussion set forth in Section 15 of the Offer to Purchase, as amended and supplemented by the First Supplement, is hereby amended and supplemented as follows:

     CERTAIN LITIGATION. On September 14, 1998, Parent filed its motion for (1) partial summary judgment on its claim for a declaratory judgment in the Amended Complaint that the Nonredemption Provision is ultra vires and invalid, or, in the alternative, a preliminary injunction restraining enforcement of the Nonredemption Provision; and (2) a preliminary injunction prohibiting the Company Board from amending the Company By-laws or Rights Agreement or taking any other action that would, as a practical matter, make the shareholder vote on the Amended Consent Solicitation meaningless. The motion is scheduled to be heard on September 28, 1998.

     On September 18, 1998, in the Company Action, Parent filed a cross-motion for partial summary judgment to dismiss the Company's claim that Parent's consent solicitation is unlawful. The hearings on the Company's motion for partial summary judgment and Parent's cross-motion are also scheduled to be heard on September 28, 1998.

     Parent is requesting leave to file a Second Amended Complaint in the action it brought against the Company (the 'AlliedSignal Action'). In addition to the relief sought in the Amended Complaint, which was filed on September 16, 1998, the Second Amended Complaint will seek declaratory and injunctive relief with respect to the Company's Fourth Amendment of the Rights Agreement. Parent is filing a supplemental motion to obtain that relief and has requested that the supplemental motion also be heard on September 28, 1998.

                                          PMA ACQUISITION CORPORATION
September 21, 1998                        ALLIEDSIGNAL INC.

                                    ANNEX I

     CONDITIONS OF THE OFFER. Notwithstanding any other terms of the Offer, and in addition to (and not in limitation of) Offeror's rights to extend and amend the Offer at any time in its sole discretion, Offeror will not be required to accept for payment or, subject to any applicable rules and regulations of the Commission, including Rule 14e-1(c) under the Exchange Act (relating to Offeror's obligation to pay for or return tendered Shares promptly after termination or withdrawal of the Offer), pay for, and may delay the acceptance for payment of or, subject to the restriction above, the payment for, any tendered Shares, and may terminate the Offer as to any Shares not then paid for, if Offeror, in its reasonable discretion, determines (1) at or prior to the expiration of the Offer (i) the Rights have not been redeemed by the Company Board or Offeror is not satisfied that the Rights have been invalidated or are otherwise inapplicable to the Offer (the 'Amended Rights Condition'); (ii) the acquisition of Shares pursuant to the Offer has not been approved pursuant to Chapter 25, Subchapter F of the PBCL (the 'Business Combination Statute') or Offeror is not satisfied that the Business Combination Statute is invalid or otherwise inapplicable to the Offer (the 'Amended Business Combination Condition'); or (iii) Offeror has not been accorded the right to vote the Shares acquired by it pursuant to the Offer under Chapter 25, Subchapter G of the PBCL (the 'Control Share Statute') or Offeror is not satisfied that the Control Share Statute is invalid or otherwise inapplicable to the Offeror (the 'Amended Control Share Statute') or (2) at any time after July 30, 1998 and prior to the expiration of the Offer, any of the following events shall occur:

          (a) there shall have been threatened, instituted or pending any action, proceeding, application or counterclaim before any court or governmental regulatory or administrative agency, authority, tribunal or commission, domestic or foreign, by any government or governmental authority or agency or commission, domestic or foreign, or by any other person, domestic or foreign (whether brought by the Company, an affiliate of the Company or any other person), which (i) challenges or seeks to challenge or make illegal the acquisition by Parent or Offeror (or any affiliate thereof) of the Shares, restrains, delays or prohibits or seeks to restrain, delay or prohibit the making of the Offer, consummation of the transactions contemplated by the Offer or any other subsequent business combination, restrains, prohibits or seeks to restrain or prohibit the performance of any of the contracts or other arrangements entered into by Offeror or any of its affiliates in connection with the acquisition of the Company or obtains or seeks to obtain any material damages or otherwise directly or indirectly relating to the transactions contemplated by the Offer, (ii) prohibits or limits or seeks to prohibit or limit Parent's or Offeror's ownership or operation of all or any portion of their or the Company's business or assets (including, without limitation, the business or assets of their respective affiliates and subsidiaries) or compels or seeks to compel Parent or Offeror to dispose of or hold separate all or any portion of their own or the Company's business or assets (including without limitation the business or assets of their respective affiliates and subsidiaries or imposes or seeks to impose any limitation on the ability of Parent, Offeror or any affiliate of either of them to conduct its own business or own the assets as a result of the transactions contemplated by the Offer or any other subsequent business combination, (iii) makes or seeks to make the acceptance for payment, purchase of, or payment for, the Shares pursuant to the Offer illegal or results in a delay in, or restricts, the ability of Parent or Offeror, or renders Parent or Offeror unable, to accept for payment, purchase or pay for some or all of the Shares or to consummate the Offer, (iv) imposes or seeks to impose limitations on the ability of Parent or Offeror or any affiliate of either of them effectively to acquire or hold or to exercise full rights of ownership of the Shares, including, without limitation, the right to vote the Shares purchased by them on an equal basis with all other Shares on all matters properly presented to the shareholders of the Company, (v) in the reasonable judgment of Parent or Offeror, might adversely affect the Company or any of its subsidiaries or affiliates or Parent, Offeror, or any of their respective affiliates or subsidiaries, (vi) in the reasonable judgment of Parent or Offeror, might result in a diminution in the value of the Shares or the benefits expected to be derived by Parent or Offeror as a result of the transactions contemplated by the Offer, (vii) in the reasonable judgment of Parent or Offeror, imposes or seeks to impose any material condition to the Offer unacceptable to Parent or Offeror or
     (viii) otherwise directly or indirectly relates to the Offer or any other business combination with the Company;

          (b) there shall be any action taken, or any statute, rule, regulation or order or injunction shall be sought, proposed, enacted, promulgated, entered, enforced or deemed or become applicable to (i) Parent, Offeror or any other affiliate of Parent or (ii) the Offer or other subsequent business combination between Parent or Offeror (or any affiliate thereof) and the Company or any affiliate of the Company or any other action shall have been taken, proposed or threatened, by any government, governmental authority or other regulatory or administrative agency or commission or court, domestic, foreign or supranational, that, in the reasonable judgment of Parent or Offeror, might, in each case, directly or indirectly, result in any of the consequences referred to in clauses (i) through (viii) of paragraph (a) above;

          (c) any change (or any condition, event or development involving a prospective change) shall have occurred or been threatened in the business, properties, assets, liabilities, capitalization, shareholders' equity, condition (financial or otherwise), operations, licenses, franchises, permits, permit applications, results of operations or prospects of the Company or any of its subsidiaries or affiliates which, in the reasonable judgment of Parent or Offeror, is or may be materially adverse to the Company or any of its subsidiaries or affiliates, or Parent or Offeror shall have become aware of any fact which, in the reasonable judgment of Parent or Offeror, has or may have material adverse significance with respect to either the value of the Company or any of its subsidiaries or the value of the Shares to Parent, Offeror or any other affiliate thereof;

          (d) there shall have occurred or been threatened (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (ii) any extraordinary or material adverse change in the financial markets or major stock exchange indices in the United States or abroad or in the market price of Shares, (iii) any change in the general political, market, economic or financial conditions in the United States or abroad that could, in the reasonable judgment of Offeror, have a material adverse effect upon the business, properties, assets, liabilities, capitalization, stockholders' equity, condition (financial or otherwise), operations, licenses or franchises, results of operations or prospects of the Company or material change in United States currency exchange rates or a suspension of, or limitation on, the markets therefor, (iv) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (v) any limitation (whether or not mandatory) by any government, domestic, foreign or supranational, or governmental entity on, or other event that, in the reasonable judgment of Offeror, might affect, the extension of credit by banks or other lending institutions, (vi) a commencement of a war or armed conflict or hostilities or other national or international calamity directly or indirectly involving the United States or (vii) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof;

          (e) other than the redemption of the Rights at the Redemption Price (as defined in Section 8 of the Offer to Purchase), the Company shall have
     (i) issued, distributed, pledged, sold or authorized, proposed or announced the issuance of or sale, distribution or pledge to any person of (A) any shares of its capital stock (other than sales or issuances pursuant to options outstanding on July 30, 1998 in accordance with their terms as disclosed on that date of the Shares or securities convertible into shares or any rights, warrants or options to acquire shares or convertible securities or any other securities of the Company) or (B) any other securities in respect of, in lieu of or in substitution for Shares outstanding on July 30, 1998, (ii) purchased, acquired or otherwise caused a reduction in the number of, or proposed or offered to purchase, acquire or otherwise reduce the number of, any outstanding Shares or other securities, (iii) declared, paid or proposed to declare or pay any dividend or distribution on Shares (other than regular quarterly dividends on the Shares not in excess of $0.27 per Share, and with record and payment dates, in accordance with recent practice) or on any other security or issued, authorized, recommended or proposed the issuance or payment of any other distribution in respect of the Shares whether payable in cash, securities or other property, (iv) altered or proposed to alter any material term of any outstanding security, (v) incurred any debt other than in the ordinary course of business and consistent with past practice or any debt containing burdensome covenants, (vi) issued, sold or authorized or announced or proposed the issuance of or sale to any person of any debt securities or any securities convertible into or exchangeable for debt securities or any rights, warrants or options entitling the holder thereof to purchase or otherwise acquire any debt securities or incurred or announced its intention, to incur any debt other than in the ordinary course of business and consistent with past practice, (vii) split, combined or otherwise changed, or authorized or proposed the split, combination or other change of the Shares or its capitalization, (viii) authorized, recommended, proposed or entered into or publicly announced its intent to enter into any consolidation, liquidation, dissolution, acquisition or disposition of a material amount of assets or securities, any material change in its capitalization, any waiver, release or relinquishment of any material contract rights or comparable right of the Company or any of its subsidiaries or any agreement contemplating any of the foregoing or any comparable event not in the ordinary course of business, or taken any action to implement any transaction previously authorized, recommended, proposed or publicly announced, (ix) after September 10, 1998, transferred into escrow any amounts required to fund any existing benefit, employment or severance agreements with any of its employees or entered into any employment, severance or similar agreement, arrangement or plan with any of its employees other than in the ordinary course of business and consistent with past practice or entered into or amended any agreements, arrangements or plans so as to provide for increased benefits to the employees as a result of or in connection with the transactions contemplated by the Offer or any other change in control of the Company, (x) except as may be required by law, taken any action to terminate or amend any employee benefit plan (as defined in Section 3(2) of ERISA) of the Company, or Parent or Offeror shall have become aware of any action which was not previously disclosed in publicly available filings, (xi) except as contemplated by the Offer, amended or proposed or authorized any amendment to its articles of incorporation or bylaws or similar organizational documents, (xii) authorized, recommended, proposed or entered into any other transaction that in the reasonable judgment of Parent or Offeror could, individually or in the aggregate, adversely affect the value of the Shares to Parent or Offeror or (xiii) agreed in writing or otherwise to take any of the foregoing actions or Parent or Offeror shall have learned about any action which has not previously been publicly disclosed by the Company and also set forth in filings with the Commission;

          (f) a tender or exchange offer for any Shares shall be made or publicly proposed to be made by any other person (including the Company or any of its subsidiaries or affiliates) or it shall be publicly disclosed or Offeror shall otherwise learn that (i) any person, entity (including the Company or any of its subsidiaries) or 'group' (within the meaning of
     Section 13(d)(3) of the Exchange Act) shall have acquired or proposed to acquire beneficial ownership of more than 5% of any class or series of capital stock of the Company (including the Shares), through the acquisition of stock, the formation of a group or otherwise, or shall have been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of more than 5% of any class or series of capital stock of the Company (including the Shares) other than acquisitions for bona fide arbitrage purposes only and except as disclosed in a Schedule 13D or Schedule 13G on file with the Commission on the date of this Offer to Purchase, (ii) any such person, entity or group which, before the date of this Offer to Purchase, had filed such a Schedule with the Commission, has acquired or proposes to acquire, through the acquisition of stock, the formation of a group or otherwise, beneficial ownership of an additional 1% or more of any class or series of capital stock of the Company (including the Shares), or shall have been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of an additional 1% or more of any class or series of capital stock of the Company (including the Shares), (iii) any person or group shall enter into a definitive agreement or an agreement in principle or make a proposal with respect to a tender offer or exchange offer or a merger, consolidation or other business combination with or involving the Company or (iv) any person shall file a Notification and Report Form under the Hart-Scott-Rodino Act or make a public announcement reflecting an intent to acquire the Company or any assets or securities of the Company;

          (g) the Company and Parent or Offeror shall have reached an agreement or understanding that the Offer be terminated or amended or Parent or Offeror (or one of their respective affiliates) shall have entered into a definitive agreement or an agreement in principle to acquire the Company by merger or similar business combination;

          (h) Parent or Offeror shall become aware (i) that any material contractual right of the Company or any of its subsidiaries or affiliates shall be impaired or otherwise adversely affected or that any material amount of indebtedness of the Company of any of its subsidiaries shall become accelerated or otherwise become due prior to its stated due date, in either case with or without notice or the lapse of time or both, as a result of the transactions contemplated by the Offer, (ii) of any covenant, term or condition in any of the Company's or any of its subsidiaries' instruments or agreements that are or may be materially adverse to the value of the Shares in the hands of Offeror or any other affiliate of Parent (including, but not limited to, any event of default that may ensue as a result of the consummation of the Offer or any other business combination or the acquisition of control of the Company) or (iii) other than amendments publicly announced by the Company prior to September 10, 1998, the Rights Agreement shall have been amended in any material respect; or

          (i) Parent or Offeror shall not have obtained any waiver, consent, extension, approval, action or non-action from any governmental authority or agency which in its judgment is necessary to consummate the Offer, which, in the reasonable judgment of Parent or Offeror in any case, and regardless of the circumstances (including any action or inaction by Parent or Offeror or any of their affiliates) giving rise to any condition, makes it inadvisable to proceed with the Offer and/or with acceptance for payment or payment for Shares.

     The foregoing conditions are for the sole benefit of Parent and Offeror and may be asserted by Parent and Offeror in their reasonable discretion regardless of the circumstances giving rise to any conditions or may be waived by Parent or Offeror in their reasonable discretion in whole or in part at any time and from time to time. The failure by Parent or Offeror at any time to exercise any of the foregoing rights will not be deemed a waiver of any right and each right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by Parent or Offeror concerning any condition or event described in Section 14, as amended, shall be final and binding upon all parties.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     Facsimile copies of the Letters of Transmittal, properly completed and duly executed, will be accepted. The Letters of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                                                  By Facsimile:                  By Hand/Overnight Courier:
                                        (For Eligible Institutions Only)        Tender & Exchange Department
                                                 (212) 815-6213                      101 Barclay Street
                                                                                 Receive and Deliver Window
                                              Confirm by telephone:                 New York, N.Y. 10286
               By Mail:                          1-800-507-9357
     Tender & Exchange Department
            P.O. Box 11248
         Church Street Station
       New York, N.Y. 10286-1248

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers, at their respective addresses and telephone numbers set forth below. Additional copies of this Second Supplement, the First Supplement, the Offer to Purchase, the Letters of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Offeror's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                    Banks and Brokerage Firms, please call:
                                 (800) 662-5200

                     The Dealer Managers for the Offer are:

                LAZARD FRERES & CO. LLC                                   GOLDMAN, SACHS & CO.
                 30 Rockefeller Plaza                                        85 Broad Street
               New York, New York 10020                                 New York, New York 10004
             (212) 632-6717 (call collect)                                   (800) 323-5678

                                  APPENDIX 1

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 10, 1998
                          AS AMENDED AND SUPPLEMENTED
                            BY THE FIRST SUPPLEMENT
                            DATED SEPTEMBER 14, 1998
                          AND BY THE SECOND SUPPLEMENT
                            DATED SEPTEMBER 21, 1998
                                       BY
                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.

     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.

                                The Depositary:

                              THE BANK OF NEW YORK

                 By Mail:                                 By Facsimile:                         By Hand/Overnight Courier:
       Tender & Exchange Department              (For Eligible Institutions Only)              Tender & Exchange Department
              P.O. Box 11248                              (212) 815-6213                            101 Barclay Street
          Church Street Station                       Confirm by telephone:                     Receive and Deliver Window
        New York, N.Y. 10286-1248                         1-800-507-9357                           New York, N.Y. 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal or one of the Letters of Transmittal previously delivered to shareholders is to be used either if certificates for Shares and, if applicable, Rights (as such terms are defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares and, if applicable, Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase')) and pursuant to the procedures set forth in Section 3 of the Offer to Purchase, as amended by the First Supplement to the Offer to Purchase, dated September 14, 1998 (the 'First Supplement') and by the Second Supplement to the Offer to Purchase, dated September 21, 1998 (the 'Second Supplement') or delivery of Shares is to be made using DRS (as defined below). UNLESS THE AMENDED RIGHTS CONDITION (AS DEFINED IN THE FIRST SUPPLEMENT) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998

PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.

     SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

-------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    SHARES TENDERED
                  (PLEASE FILL IN, IF BLANK)                                    (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                         SHARE                OF SHARES              NUMBER OF
                                                                      CERTIFICATE          REPRESENTED BY             SHARES
                                                                      NUMBER(S)*           CERTIFICATE(S)*          TENDERED**
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                                     TOTAL SHARES
-------------------------------------------------------------------------------------------------------------------------------

If you hold your Shares through direct registration, check this box and write your DRS number and the number of Shares tendered by DRS in space provided. [ ]
                                                 DRS Number ...................................................................
                                                 Number of Shares held through DRS ............................................
-------------------------------------------------------------------------------------------------------------------------------
  *Need not be completed by shareholders tendering by book-entry transfer.
-------------------------------------------------------------------------------------------------------------------------------
**Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF RIGHTS TENDERED*
-------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                      RIGHTS TENDERED
                 (PLEASE FILL IN, IF BLANK)                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                        RIGHTS                OF RIGHTS              NUMBER OF
                                                                      CERTIFICATE          REPRESENTED BY             RIGHTS
                                                                      NUMBER(S)**         CERTIFICATE(S)**          TENDERED***
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                                     TOTAL RIGHTS
-------------------------------------------------------------------------------------------------------------------------------
  *Need not be completed if Distribution Date has not occurred.
 **If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights. If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued.
***Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution  ..............................................
   Account No.   ............................................................ at
             [ ] The Depository Trust Company
   Transaction Code No.  .......................................................

Ladies and Gentlemen:

     The undersigned hereby tenders to PMA Acquisition Corporation, a Delaware corporation (the 'Offeror'), a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation (the 'Parent'), the above-described shares of Common Stock, without par value (the 'Shares'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), together with an equal number of any associated Common Stock Purchase Rights (the 'Rights') issued pursuant to the Rights Agreement, as amended (the 'Rights Agreement'), between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement to the Offer of Purchase, dated September 14, 1998 (the 'First Supplement') and by the Second Supplement to the Offer to Purchase, dated September 21, 1998 (the 'Second Supplement') and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the 'Offer'), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and, if applicable, Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares and, if applicable, Rights that are being tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 10, 1998), and irrevocably constitutes and appoints The Bank of New York (the 'Depositary'), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and, if applicable, Rights (and any such other Shares, Rights or securities or rights), to (a) deliver certificates for such Shares and Rights (and any such other Shares, Rights or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) in the case of participants in the Direct Registration System ('DRS'), to place a stop against the Shares held under DRS and, following expiration of the Offer, to instruct the Transfer Agent to transfer such Shares,
(c) present such Shares and Rights (and any such other Shares, Rights or securities or rights) for transfer on the Company's books and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, if applicable, Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares or Rights on or after August 10, 1998) and, when the same are accepted for payment by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 10, 1998).

     THE UNDERSIGNED UNDERSTANDS THAT, UNLESS THE AMENDED RIGHTS CONDITION (AS DEFINED IN THE FIRST SUPPLEMENT) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE, AS AMENDED. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, a tender of

Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates representing the Rights are distributed, or a Book-Entry Confirmation with respect to Rights (the 'Rights Delivery Period'). However, after expiration of the Rights Delivery Period, the Offeror may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, an equal number of Rights has not been received by the Depositary. Nevertheless, Offeror will be entitled to accept for payment Shares tendered by the undersigned prior to the receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a), subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights or (b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering shareholder to deliver Rights. Any determination by the Offeror to make payment for Shares in reliance upon such agreement or, after the expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Offeror.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, as amended, this tender is irrevocable.

     The undersigned hereby irrevocably appoints designees of Offeror as the attorneys-in-fact and proxies, each with full power of substitution, to the full extent of the shareholder's right with respect to the Shares (or, if applicable, Rights) tendered by the undersigned and accepted for payment by Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of these Shares on or after August 10, 1998). All powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective upon the acceptance for payment of Shares by Offeror in accordance with the terms of the Offer. Upon acceptance for payment, all prior proxies, other than any consents in favor of proposals set forth in the Consent Solicitation given by the undersigned with respect to these Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consents executed by the undersigned (and, if given or executed, will not be deemed effective) with respect for these Shares. The designees of Offeror will, with respect to the Shares and other securities or rights, be empowered to exercise all voting and other rights of the undersigned as they, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or by written consent in lieu of any meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for the Shares, Offeror or its designee must be able to exercise full voting and other rights with respect to the Shares and the other securities or rights issued or issuable in respect of the Shares, including the voting of Common Stock at any shareholders meeting (whether annual or special or whether or not adjourned) or written consents in lieu of any meeting or otherwise.

     The undersigned understands that the valid tender of Shares and, if applicable, Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase, as amended, and in the Instructions hereto, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

     Unless otherwise indicated herein under 'Special Payment Instructions', please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered' and 'Description of Rights Tendered', respectively. Similarly, unless otherwise indicated under 'Special Delivery Instructions', please mail the check for the purchase price and/or return any certificates for

Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered' and 'Description of Rights Tendered', respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under 'Special Payment Instructions', please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Offeror does not accept for payment any of the Shares or Rights, respectively, so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares or Rights purchased or certificates for Shares or Rights not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares or Rights tendered by book-entry transfer that are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

   Issue check and/or certificates to:

   Name  ....................................................................
                                 (PLEASE PRINT)

   Address  .................................................................

    .........................................................................
                              (INCLUDING ZIP CODE)

    .........................................................................
                         (TAXPAYER IDENTIFICATION NO.)

                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit unpurchased Shares or Rights tendered by book-entry transfer to the account set forth below:

    .........................................................................
                             NAME OF ACCOUNT PARTY

    .........................................................................
                                  ACCOUNT NO.

   [ ] The Depository Trust Company
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares or Rights purchased or certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail check and/or certificates to:

   Name  ....................................................................
                                 (PLEASE PRINT)

   Address  .................................................................

    .........................................................................
                              (INCLUDING ZIP CODE)

    .........................................................................
                         (TAXPAYER IDENTIFICATION NO.)

                                     SIGN HERE

                       (COMPLETE SUBSTITUTE FORM W-9 BELOW)

    ............................................................................

    ............................................................................
                             SIGNATURE(S) OF OWNER(S)

    ............................................................................

   Name(s) .....................................................................

    ............................................................................

   Capacity (full title) .......................................................

   Address .....................................................................

    ............................................................................

    ............................................................................
                               (INCLUDING ZIP CODE)
    ............................................................................

   Area Code and Telephone Number ..............................................

   Taxpayer Identification Number ..............................................

   Dated: ............................................................... , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

   If a participant in the Direct Registration System ('DRS'), the person(s) signing above hereby directs the Transfer Agent to place a stop against the aforementioned number of Shares held through DRS pending the expiration of the Offer. Upon expiration of the Offer, the Transfer Agent is further directed to follow the directions for delivery to the Depositary.

                             GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS 1 AND 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized signature(s) .....................................................

   Name ........................................................................

   Name of Firm ................................................................

   Address .....................................................................

    ............................................................................
                                               (INCLUDING ZIP CODE)
   Area Code and Telephone Number ..............................................

   Dated: ............................................................... , 1998

-------------------------------------------------------------------------------------------------------------------------------
                                            PAYOR'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    PART III -- Social Security Number
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW      or Employer Identification
                                                                                    Number
                                                                                          -------------------------------
                                                                                    (If awaiting TIN write 'Applied For')
FORM W-9                         ----------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY       PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
INTERNAL REVENUE SERVICE         Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

                                 Certification -- Under penalties of perjury, I certify that:

PAYOR'S REQUEST                  (1) The number shown on this form is my correct TIN (or I am waiting for a number to
FOR TAXPAYER                     be issued to me); and
IDENTIFICATION
NUMBER ('TIN')                   (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that
                                     I am no longer subject to backup withholding.

                                 CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
                                 ----------------------------------------------------------------------------------------------
                                 SIGNATURE ...................................  DATE ..................................
-------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

Signature ...............................    Date ..............................
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares and Rights tendered herewith, unless such registered holder(s) has completed either the box entitled 'Special Payment Instructions' or the box entitled 'Special Delivery Instructions' on the Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES.

     This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares and, if applicable, Rights is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase or if delivery of Shares is to be made pursuant to DRS. For a shareholder validly to tender Shares and Rights pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares and Rights must be received by the Depositary at one of such addresses or Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date.

     UNLESS THE AMENDED RIGHTS CONDITION IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. Unless the Distribution Date occurs, a tender of Shares will also constitute a tender of the associated Rights. If the Distribution Date occurs and separate certificates representing the Rights are distributed prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, a tender of Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates representing the Rights are distributed, or a Book-Entry Confirmation with respect to Rights. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     The term 'Agent's Message' means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY

INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights that are to be tendered in the box entitled 'Number of Shares Tendered' or 'Number of Rights Tendered', as appropriate. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares or Rights not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.

     The Offeror will pay any stock transfer taxes with respect to the transfer and sale of Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION.

     If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. WAIVER OF CONDITIONS.

     The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares or Rights tendered.

9. 31% BACKUP WITHHOLDING.

     In order to avoid 'backup withholding' of federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ('TIN') on Substitute Form W-9 in this Letter of Transmittal and certify under penalty of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the 'IRS') may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance or additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, the Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Managers at their respective addresses set forth below.

11. LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SECOND SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Shares or Rights are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                          Call Collect (212) 754-8000
                                      (or)
                           Banks and Brokerage Firms.
                                  Please Call:
                                 (800) 662-5200

                     The Dealer Managers for the Offer are:

                   LAZARD FRERES & CO. LLC                                           GOLDMAN, SACHS & CO.
                     30 Rockefeller Plaza                                              85 Broad Street
                   New York, New York 10020                                        New York, New York 10004

September 21, 1998

                                 APPENDIX 2

        LAZARD FRERES & CO. LLC                   GOLDMAN, SACHS & CO.
          30 Rockefeller Plaza                       85 Broad Street
        New York, New York 10020                New York, New York 10004

                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.
                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       20,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                                       AT
                              $44.50 NET PER SHARE

     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.

                                                              September 21, 1998

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     We have been appointed by PMA Acquisition Corporation, a Delaware corporation ('Offeror') and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), to act as financial advisors and Dealer Managers in connection with Offeror's offer to purchase up to an aggregate of 20,000,000 shares of common stock, without par value (the 'Shares'), and the associated Common Stock Purchase Rights (the 'Rights'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), at a purchase price of $44.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement to the Offer to Purchase, dated September 14, 1998 and by the Second Supplement to the Offer to Purchase, dated September 21, 1998 and in the related Letter of Transmittal (which together constitute the 'Offer') enclosed herewith.

     Holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of a Share. Unless and until the Distribution Date (as defined in Section 8 of the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date of the Offer, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for the Shares to be validly tendered in accordance with the procedures described in
Section 3 of the Offer to Purchase, as amended. If a Distribution Date has occurred, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates for Rights are distributed to shareholders, all as provided in
Section 3 of the Offer to Purchase, as amended. Offeror reserves the right to require that it receive these certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, these certificates, if the certificates have been distributed to holders of Shares. Offeror will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold Shares in your name or in the name of your nominee.

     THE OFFER, AS AMENDED, IS NO LONGER SUBJECT TO THE MINIMUM CONDITION (AS DEFINED IN THE OFFER TO PURCHASE). IT IS CONDITIONAL UPON CERTAIN OTHER TERMS AND CONDITIONS CONTAINED IN THE FIRST SUPPLEMENT, AS AMENDED BY THE SECOND SUPPLEMENT.

     Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

          1. The Second Supplement, dated September 21, 1998.

          2. The Letter of Transmittal to tender Shares and, if applicable, Rights for your use and for the information of your clients. Facsimile copies of the Letter of Transmittal (with manual signatures) may be used to tender Shares and, if applicable, Rights.

          3. A printed form of letter which may be sent to your clients for whose accounts you hold Shares and/or Rights registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer.

          4. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9.

          5. Return envelope addressed to the Depositary.

     YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.

     In order to accept the Offer, an appropriate duly executed and properly completed Letter of Transmittal and any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry delivery of Shares and/or Rights and any other documents required by the Letter of Transmittal should be sent to the Depositary and either Share and, if applicable, Rights Certificates representing the tendered Shares and Rights should be delivered to the Depositary, or, in the case of book-entry delivery of Shares or Rights, such Shares or Rights should be tendered by book-entry transfer into the Depositary's account maintained at one of the Book Entry Transfer Facilities (as described in the Offer to Purchase), all in accordance with the instructions set forth in the Letter of Transmittal and the Offer to Purchase as amended by the First Supplement and the Second Supplement.

     SHARES MAY BE TENDERED ONLY BY THE PROPER EXECUTION AND COMPLETION OF THE LETTER OF TRANSMITTAL. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.

     Offeror will not pay any commissions or fees to any broker, dealer or other person (other than the Dealer Managers and the Information Agent, as described in Offer to Purchase) for soliciting tenders of Shares and/or Rights pursuant to the Offer. Offeror will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. Offeror will pay or cause to be paid any stock transfer taxes payable on the transfer of Shares and/or Rights to it, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed material may be obtained from, the Dealer Managers or the Information Agent, at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase.

                             Very truly yours,
                             LAZARD FRERES & CO. LLC        GOLDMAN, SACHS & CO.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE PARENT, THE OFFEROR, THE DEPOSITARY, THE INFORMATION AGENT OR ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

                                 APPENDIX 3

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                   GIVE THE TAXPAYER
FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                                   NUMBER OF --
-----------------------------------------------------
1. An individual's account         The individual
2. Two or more individuals (joint  The actual owner of the
   account)                        account or, if combined
                                   funds, the first
                                   individual on the
                                   account(1)
3. Custodian account of a minor    The minor(2)
   (Uniform Gift to Minors Act)
4. A.The usual revocable savings   The grantor- trustee(1)
      trust (grantor is also
      trustee)
   B.So-called trust account that  The actual owner(1)
     is not a legal or valid
     trust under state law
5. Sole proprietorship             The owner(3)
6. A valid trust, estate, or       The legal entity (Do not
   pension trust                   furnish the identifying
                                   number of the personal
                                   representative or
                                   trustee unless the legal
                                   entity itself is not
                                   designated in the
                                   account title.)(4)


                                   GIVE THE TAXPAYER
FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                                   NUMBER OF --
-----------------------------------------------------
 7. Corporate account              The corporation
 8. Religious, charitable, or      The organization
    educational organization
    account
 9. Partnership account            The partnership
10. Association, club, or other    The organization
    tax-exempt organization
11. A broker or registered         The broker or nominee
    nominee
12. Account with the Department    The public entity
    of Agriculture in the name of
    a public entity (such as a
    state or local government,
    school district, or prison)
    that receives agricultural
    program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show your individual name. You may also enter your business or 'doing business as' name. You may use either your social security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

           NOTE: SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE
                             UNLESS OTHERWISE NOTED.
                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the 'IRS') and apply for a number.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation (other than certain hospitals described in Regulations section 1.6041-3(c)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

 (1) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

 (2) The United States or any of its agencies or instrumentalities.

 (3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

 (4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

 (5) An international organization or any of its agencies or instrumentalities.

 (6) A corporation.

 (7) A foreign central bank of issue.

 (8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends that generally are exempt from backup withholding include the following:

   Payments to nonresident aliens subject to withholding under section 1441. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

   Payments of patronage dividends not paid in money.

   Payments made by certain foreign organizations.

   Section 404(k) payments made by an ESOP.

Payments of interest that generally are exempt from backup withholding include the following:

   Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

   Payments of tax-exempt interest (including exempt-interest dividends under section 852).

   Payments described in section 6049(b)(5) to nonresident aliens.

   Payments on tax-free covenant bonds under section 1451.

   Payments made by certain foreign organizations.

   Payments of mortgage interest to you.

Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

[ ] By checking this box, all Old Debentures held by you for our account will be tendered in the Exchange Offer. If fewer than all Old Debentures are to be tendered, we have checked the box below and indicated the principal amount of Old Debentures to be tendered by you.

[ ] $ _________Old Debentures*

* Unless otherwise indicated, it will be assumed that all such Old Debentures are to be tendered.

                                  APPENDIX 4

                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.
                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       20,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                                       AT
                                $44.50 PER SHARE
--------------------------------------------------------------------------------
     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                                                              September 21, 1998

To Our Clients:

     Enclosed for your consideration is the Second Supplement, dated September 21, 1998 (the 'Second Supplement') to the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement, dated September 14, 1998 (the 'First Supplement'), and the related Letter of Transmittal (which as may be amended or supplemented from time to time, collectively constitute the 'Offer') relating to an offer by PMA Acquisition Corporation, a Delaware corporation ('Offeror'), and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), to purchase up to an aggregate of 20,000,000 shares of common stock, without par value (the 'Shares'), and the associated Common Stock Purchase Rights (the 'Rights'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), at a purchase price of $44.50 per Share, net to the seller in cash (the 'Offer Price'), without interest, upon the terms and subject to the conditions set forth in the Offer.

     Holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of a Share. Unless and until the Distribution Date (as defined in Section 8 of the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date of the Offer, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for the Shares to be validly tendered in accordance with the procedures described in
Section 3 of the Offer to Purchase, as amended. If a Distribution Date has occurred, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates for Rights are distributed to shareholders, all as provided in
Section 3 of the Offer to Purchase, as amended. Offeror reserves the right to require that it receive these certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, these certificates, if the certificates have been distributed to holders of Shares. Offeror will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     SHARES MAY BE TENDERED ONLY BY THE PROPER EXECUTION AND COMPLETION OF THE LETTER OF TRANSMITTAL. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.
     THIS MATERIAL IS BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF SHARES AND, IF APPLICABLE, RIGHTS CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME.
     A TENDER OF SUCH SHARES AND, IF APPLICABLE, RIGHTS CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER SHARES AND, IF APPLICABLE, RIGHTS HELD BY US FOR YOUR ACCOUNT.
     Accordingly, we request instructions as to whether you wish to tender any or all of the Shares and Rights held by us for your account, upon the terms and conditions set forth in the Offer.
     Please note the following:
          1. The Offer Price is $44.50 per Share, net to the seller in cash, without interest.
          2. The Offer is being made for up to an aggregate of 20,000,000 Shares and, if applicable, Rights. Following completion of the Offer, Offeror intends to promptly commence a second tender offer to purchase all outstanding Shares not owned by Offeror at a price of $44.50 per Share, net to the seller in cash, without interest thereon, upon essentially the same terms and conditions set forth in the Offer to Purchase.
          3. The Offer, withdrawal rights and proration period will expire at 12:00 midnight, New York City time, on Friday, October 2, 1998, unless the Offer is extended.
          4. The Offer is subject to satisfaction of certain terms and conditions (see Introduction, Section 1 and Section 14 of the Offer to Purchase, Section 8 of the First Supplement and Section 7 of the Second Supplement).
          5. Tendering Shareholders will not be obligated to pay brokerage fees or commissions or, except as set forth in the Letter of Transmittal, stock transfer taxes on the transfer of Shares and, if applicable, Rights pursuant to the Offer.
          6. Payment for Shares and, if applicable, Rights accepted for payment pursuant to the Offer will be made only after timely receipt by The Bank of New York (the 'Depositary') of (i) certificates for the Shares and, if applicable, Rights, or timely confirmation of a book-entry transfer of the Shares and/or Rights into the Depositary's account at The Depository Trust Company (the 'Book-Entry Transfer Facility'), pursuant to the procedures set forth in Section 3 of the Offer to Purchase, as amended, (ii) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) with all required signature guarantees or, in the case of book-entry transfer of Shares, if applicable, an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer and (iii) any other documents required by the Letter of Transmittal.
     If you wish to have us tender any or all of your Shares and, if applicable, Rights, please so instruct us by completing, executing, detaching and returning to us the instruction form contained in this letter. An envelope to return your instruction to us is enclosed. If you authorize tender of your Shares and, if applicable, Rights, all such Shares and, if applicable, Rights will be tendered unless otherwise indicated in such instruction form. PLEASE FORWARD YOUR INSTRUCTIONS TO US AS SOON AS POSSIBLE TO ALLOW US AMPLE TIME TO TENDER YOUR SHARES ON YOUR BEHALF PRIOR TO THE EXPIRATION OF THE OFFER.
     Offeror is not aware of any jurisdiction where the making of the Offer is prohibited by administrative or judicial action pursuant to any valid state statute. If Offeror becomes aware of any valid state statute prohibiting the making of the Offer or the acceptance of the Shares or Rights pursuant thereto, Offeror will make a good faith effort to comply with such state statute. If, after such good faith effort, Offeror cannot comply with any such state statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares or Rights in such state. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Offeror by the Dealer Managers (as defined in the Offer to Purchase) or one or more registered brokers or dealers which are licensed under the laws of such jurisdiction.

          INSTRUCTIONS WITH RESPECT TO THE OFFER TO PURCHASE FOR CASH
            UP TO AN AGGREGATE OF 20,000,000 SHARES OF COMMON STOCK
               (AND THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED

     The undersigned acknowledge(s) receipt of your letter and the enclosed Second Supplement, dated September 21, 1998, to the Offer to Purchase, dated August 10, 1998, as amended by the First Supplement, dated September 14, 1998, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the 'Offer') in connection with the offer by PMA Acquisition Corporation ('Offeror'), a Delaware corporation and a wholly owned subsidiary of AlliedSignal Inc., a Delaware Corporation ('Parent'), to purchase up to an aggregate of 20,000,000 shares of Common Stock, without par value (the 'Common Stock'), and the associated Common Stock Purchase Rights (the 'Rights'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), at a purchase price of $44.50 per Share and, if applicable, Rights, in each case net to the seller in cash, without interest thereon, in each case upon the terms and subject to the conditions set forth in the Offer to Purchase.

     This will instruct you to tender to Offeror the number of shares of Common Stock and, if applicable, Rights, indicated below (or if no number is indicated below, all shares of Common Stock and, if applicable, Rights) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer.

     Number of Shares and, if applicable, Rights to be Tendered:      Shares

     Unless otherwise indicated, it will be assumed that you instruct us to tender all Shares and/or Rights held by us for your account.

--------------------------------------------------------------------------------
                                   SIGN HERE

Signature(s)  ..................................................................
(Print Name(s))  ...............................................................
(Print Address(es))  ...........................................................
(Area Code and Telephone Number(s))  ...........................................
(Taxpayer Identification or Social Security Number(s))  ........................
--------------------------------------------------------------------------------

                                 APPENDIX 5

This announcement is neither an offer to purchase nor a solicitation of an offer to sell Shares or Rights. The Offer is made solely by the Offer to Purchase, dated August 10, 1998, as amended by the First Supplement thereto, dated September 14, 1998 and the Second Supplement thereto, dated September 21, 1998 and the related Letters of Transmittal and is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares or Rights in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the
 Purchaser by Lazard Freres & Co. LLC and Goldman, Sachs & Co. or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                          PMA ACQUISITION CORPORATION

                          A WHOLLY OWNED SUBSIDIARY OF

                               ALLIEDSIGNAL INC.

                                HAS AMENDED ITS
                           OFFER TO PURCHASE FOR CASH
             AND IS NOW OFFERING TO PURCHASE UP TO AN AGGREGATE OF
                       20,000,000 SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                       OF

                                AMP INCORPORATED

                                       AT

                              $44.50 NET PER SHARE

    PMA Acquisition Corporation, a Delaware corporation (the 'Purchaser'), and a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation (the 'Parent'), is now offering to purchase up to 20,000,000 shares of common stock, without par value (the 'Shares'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), including the associated Common Stock Purchase Rights (the 'Rights') issued pursuant to the Rights Agreement, dated as of October 25, 1989, as amended, between the Company and ChaseMellon Shareholder Services L.L.C., at a price of $44.50 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 1998 as amended by the First Supplement thereto, dated September 14, 1998 and the Second Supplement thereto, dated September 21, 1998 and in the related Letters of Transmittal (which as amended or supplemented from time to time, collectively constitute the 'Offer'). Unless the context otherwise requires, all references herein to Shares shall include the Rights, and all references to the Rights include the benefits that may inure, to holders of the Rights pursuant to the Rights Agreements referred to above, including the right to receive payment due upon redemption of the Rights.

    The purpose of the Offer is to facilitate the Purchaser's acquisition of control of, and the entire equity interest in, the Company and to obtain a significant vote for purposes of Parent's consent solicitation pursuant to which it is soliciting the consent of holders of Shares to certain proposals.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
            ON FRIDAY, OCTOBER 2, 1998. UNLESS THE OFFER IS EXTENDED.

    SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

    SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998 PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.

    For purposes of the Offer, the Purchaser will be deemed to have accepted for payment, and thereby purchased, Shares validly tendered and not withdrawn, if and when the Purchaser gives oral or written notice to The Bank of New
York (the 'Depositary') of its acceptance of the Shares for payment pursuant to the Offer. In all cases, upon the terms and subject to the conditions of the Offer, payment for Shares purchased pursuant to the Offer will be made by deposit of the purchase price with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payments from the Purchaser and transmitting the payments to validly tendering shareholders. Payment for Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates for the Shares or timely Book-Entry Confirmation (as defined in the Offer to Purchase) of a book-entry transfer of the Shares into the Depositary's account at a Book-Entry Transfer Facility (as defined in the Offer to Purchase) and, if the Distribution Date (as defined in the Offer to Purchase) occurs, certificates for the associated Rights or timely Book-Entry Confirmation of such Rights, (ii) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) with all required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer of Shares and (iii) any other documents required by the Letter of Transmittal. Under no circumstances will interest on the purchase price for Shares be paid by the Purchaser, regardless of any extension of the Offer or any delay in making payment.

    Except as otherwise provided below, tenders of Shares (and, if applicable Rights) made pursuant to the Offer are irrevocable. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless therefore accepted for payment pursuant to the Offer, may also be withdrawn at any time after October 2, 1998. Shares may not be withdrawn unless the associated Rights are also withdrawn. For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back page of the Offer to Purchase. Any notice of withdrawal must specify the name of the person who tendered the Shares to be withdrawn, the number of Shares to be withdrawn and the name in which the certificates representing Shares are registered, if different from that of the person who tendered the Shares. If certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, prior to the physical release of these certificates, the serial numbers on these certificates must be submitted to the Depositary and, unless the Shares have been tendered by an Eligible Institution (as defined in the Offer to Purchase), the signatures on the notice of withdrawal must be guaranteed by an Eligible Institution. If Shares have been tendered pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase, any notice of withdrawal must also specify the name and number of the account at the applicable Book-Entry Transfer Facility to be credited with the withdrawn Shares, in which case a notice of withdrawal will be effective if delivered to the Depositary by any method of delivery described in
Section 4 of the Offer to Purchase. Withdrawals of Shares may not be rescinded. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by Purchaser, in its sole discretion, and its determination will be final and binding on all parties. None of the Purchaser, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any notification.


    The Second Supplement to the Offer to Purchase, a revised Letter of Transmittal and all other relevant materials will be mailed to record holders of Shares and will be furnished to brokers, dealers, banks, trust companies and similar persons whose names, or the names of whose nominees, appear on shareholders lists, or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of Shares by the Purchaser and by the Company.

    The information required to be disclosed by paragraph (e)(1)(vii) of Rule 14d-6 under the Securities Exchange Act of 1934, as amended, is contained in the Offer to Purchase, as amended, and is incorporated herein by reference.

    THE OFFER TO PURCHASE, THE FIRST SUPPLEMENT, THE SECOND SUPPLEMENT AND THE RELATED LETTERS OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

    Questions and requests for assistance or for copies of the Offer to Purchase, the First Supplement, the Second Supplement, the related Letters of Transmittal and other tender offer documents may be directed to the Information Agent or the Dealer Managers, as set forth below, and copies will be furnished at the Purchaser's expense. Neither the Parent nor the Purchaser will pay any fees or commissions to any broker or dealer or other person
(other than the Dealer Managers, the Depositary and the Information Agent) in connection with the solicitation of tenders of Shares and Rights pursuant to the Offer.

                      The Information Agent for the Offer is:
                              MORROW & CO., INC.
                               445 Park Avenue
                                  5th Floor
                           New York, New York 10022
                           Toll Free (800) 566-9061
                         Call Collect (212) 754-8000

                    Banks and Brokerage Firms Please Call:
                                (800) 662-5200

                    The Dealer Managers for the Offer are:

LAZARD FRERES & CO. LLC                     GOLDMAN SACHS & CO.
30 Rockefeller Plaza                        85 Broad Street
New York, NY 10020                          New York, New York 10004

September 21, 1998




                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as ................................. 'SS'